                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 April 26, 2004
                                 --------------
                Date of Report (Date of earliest event reported)


                            OSI PHARMACEUTICALS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)



             DELAWARE                   0-15190                13-3159796
             ---------                  -------                ----------
(State or other jurisdiction of       (Commission         (I.R.S. Employer
        incorporation)                File Number)        Identification No.)


                              58 SOUTH SERVICE ROAD
                               MELVILLE, NY 11747
                           ---------------------------
                    (Address of principal executive offices)



                                 (631) 962-2000
                             -----------------------
              (Registrant's telephone number, including area code)


                                       N/A
                               ---------------
                         (Former name or former address,
                         if changed since last report.)

ITEM 5. OTHER EVENTS

         On April 26, 2004, OSI Pharmaceuticals, Inc., a Delaware corporation (the "Company") announced certain results from a non-small cell lung cancer Phase III study of Tarceva(TM). Details regarding the results are contained in the Company's press release, dated April 26, 2004, attached as Exhibit 99, and incorporated herein by reference.


ITEM 7.  EXHIBITS

     EXHIBIT NO.        DESCRIPTION
         99             Press release, dated April 26, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 26, 2004                   OSI PHARMACEUTICALS, INC.


                                      By:    /s/ Robert L. Van Nostrand
                                           -------------------------------------
                                           Robert L. Van Nostrand
                                           Vice President and Chief Financial
                                           Officer (Principal Financial Officer)

                                  EXHIBIT INDEX

     EXHIBIT NO.                       DESCRIPTION

         99             Press release, dated April 26, 2004.